Exhibit 10.8(e)




                               SECURITY AGREEMENT
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          SECURITY AGREEMENT, made the 29th day of November, 1995, between
Frellum Corporation, a Deleware corporation, having an address at 20 Peach Hill Road, Darien, Connecticut 06820 (the "Secured Party"), and RTI Inc., a New York corporation, and South Jersey Process Technology, Inc., a New Jersey corporation and a wholly-owned subsidiary of RTI, Inc., each having its offices at 108 Lake Denmark Road, Rockaway, New Jersey 07866 (individually and collectively, the "Debtor").

                              W I T N E S S E T H :
                              -------------------

          To secure the payment of the indebtedness evidenced by the note attached hereto as Exhibit "A" of the Debtor to the Secured Party (hereinafter called the "Indebtedness"), the Debtor hereby grants and conveys a security interest in the Collateral.

          1.  Description of Collateral.  The collateral subject to this
              -------------------------
Security Agreement (this "Agreement"), hereinafter referred to as "Collateral", consists of all accounts, as such term is defined in the Uniform Commercial Code of the State of New Jersey, arising from time to time, including without limitation receivables arising from sales, whether or not in the ordinary course of business.

          2.  Obligations of Debtor, Generally.  The Debtor shall pay to the
              --------------------------------
Secured Party the sum evidenced by the Indebtedness and any renewals or extensions thereof.

          3.  Warranties, Covenants and Agreements.  The Debtor warrants,
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covenants and agrees as follows:

               (a) To pay the Indebtedness when due and pay and timely perform all of the obligations secured by this Agreement according to their terms.

               (b) To defend the title to the Collateral against all persons and against all claims and demands whatsoever, which Collateral, except for the security interest granted hereby, is lawfully owned by the Debtor, free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes and assessments.

               (c) At any reasonable time and from time to time, upon demand of the Secured Party, the Debtor shall:




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(i) give, execute, deliver, file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable the Secured Party to exercise and enforce its rights hereunder or with respect to such security interest and pay all costs of filing in connection therewith;
(ii) keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to the Collateral in such manner as the Secured Party may require; and (iii) permit representatives of the Secured Party to inspect the Debtor's tangible property which is part of the Collateral and to inspect and make abstracts from the Debtor's books and records pertaining to the Collateral.

               (d) To keep the Collateral at its present locations and not to remove same (except in the usual course of business for temporary periods) without the written consent of the Secured Party.

               (e) To keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments, subject only to the security interest of the Secured Party and any subordinate lien of the New Jersey Department of Environmental Protection (the "DEP Lien").

               (f) To pay, when due, all taxes, assessments and license fees relating to the Collateral and its business activities.

               (g) Until full performance by the Debtor of its obligations hereunder and payment in full of the Indebtedness, the Secured Party shall retain its security interest in the Collateral and the Debtor shall not obtain free and clear title to the Collateral.

               (h) To immediately notify the Secured Party in writing of any change in or discontinuance of the Debtor's place or places of business.

               (i) To carry on the Debtor's business only in the ordinary course.

               (j) The making and performance of this Agreement are within the Debtor's powers, has been duly authorized by all necessary action, has received any necessary governmental approval and does not contravene any




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law or governmental or contractual restrictions binding upon the Debtor or the
Collateral.

               (k) This Agreement is a legal and binding obligation of the Debtor, enforceable in accordance with its terms.

               (l) The Debtor will notify the Secured Party promptly of all information which the Debtor may receive in regard to any receivables included in the Collateral, or in regard to the relative account debtor, which may in any way adversely affect the value of such receivables or any rights or remedies of the Secured Party with respect thereto.

               (m) Each account to be included in the Collateral shall be the valid and enforceable obligation of a bona fide customer of the Debtor having (to the best of the Debtor's knowledge, after reasonable investigation) legal capacity to contract, to whom the Debtor shall have sold and delivered goods or services which prior thereto were owned by the Debtor solely and absolutely, free of all encumbrances of every nature except the Secured Party's lien and any subordinate DEP Lien and except that when materials used in such goods or on which such services were performed were supplied to the Debtor by or on behalf of the account debtor who retained its ownership therein, in which event such account debtor's lien shall be permitted to the extent it existed at the time such materials were delivered to the Debtor. The entire amount thereof stated in the schedule or copy of invoice delivered to the Secured Party shall be due and payable at the time and by the account debtor named therein, free of any defense, setoff or counterclaim, except as specifically noted thereon or on an attachment thereto, in which event such defense, setoff or counterclaim shall have arisen in the ordinary course of business. The Debtor shall be the sole and absolute owner thereof, free of all encumbrances, claims and security interests of every nature (except as aforesaid and except as may thereafter arise in the ordinary course of business) with the unrestricted right and power to assign the same to the Secured Party. All obligations of the Debtor in connection with the transaction from which the account arose shall have been duly and fully performed and no dispute with or claim by the account debtor will be pending. There shall be no agreement between the Debtor and an account debtor in conflict with or varying from the amount and terms of payment of its account as set forth in the schedule or copy of invoice delivered to the Secured Party. All financial and credit information that the Debtor may furnish to the Secured Party at any time,




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relating to an account debtor, shall to the best of the Debtor's knowledge be true, complete and not misleading.

               (n) The Debtor shall furnish, immediately after the occurrence thereof, notice in writing of any event which would result in any material adverse change in the prospects, condition or operations, financial or otherwise, of the Debtor.

               (o) The Debtor shall furnish, as promptly as possible and in any event within five (5) days after the occurrence thereof, notice in writing of any default hereunder or of any event which, with notice or the lapse of time or both, would constitute such default, setting forth the details thereof and the action which the Debtor proposes to take with respect thereto.

               (p) The Debtor shall furnish such other information regarding the operations, business, affairs and condition, financial or otherwise, of the Debtor or pertinent to any covenant or condition of this Agreement, as may reasonably be requested by the Secured Party to enable the Secured Party to enforce its rights under this Agreement and to confirm the accuracy of the representations and warranties contained herein and the fulfillment of the covenants contained herein.

          4.  Financing Statements.  The right is expressly granted to the
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Secured Party, at its discretion, to file one or more financing statements under the Uniform Commercial Code or under any other law appropriate for the perfection of Collateral naming the Debtor as debtor and the Secured Party as secured party and indicating therein the types or describing the terms of Collateral herein specified. Without the prior written consent of the Secured Party, the Debtor shall not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Secured Party is not named as the sole secured party.

          5.  Possession of Collateral.  With respect to the Collateral, or any
              ------------------------
part thereof, which at any time shall come into the possession or custody or under the control of the Secured Party or any of its agents, for any purpose, the right is expressly granted to the Secured Party, at its discretion after the occurrence of a default hereunder, to transfer or register in the name of itself or of its nominee, any of the Collateral, and whether or not so transferred or registered, to receive the income and




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dividends thereon, and to hold the same as a part of the Collateral and/or apply the same as hereinafter provided; to exchange any of the Collateral for other property upon the reorganization, recapitalization or other readjustment of the Debtor and, in connection therewith, to deposit any of the Collateral with any committee or depositary upon such terms as it may determine; and to exercise or cause its nominee to exercise all or any powers with respect thereto with the same force and effect as an absolute owner thereof; all without notice and without liability except to account for property actually received by it.

          6.  Secured Party's Rights Upon Default.
              -----------------------------------

               A. Upon a default hereunder, the Secured Party at its discretion, in its name or in the name of the Debtor or otherwise, may demand, sue for, collect or receive any money or property at any time payable or receivable on the Collateral, but shall be under no obligation so to do, and the Secured Party may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Debtor. The Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

               B. Upon a default hereunder (whether such default be that of the Debtor or of any other party obligated thereon), the Debtor shall, at the request of the Secured Party, assemble the Collateral at such place or places as the Secured Party designates in its request, provided that the Secured Party shall not request that any Collateral be moved from the Debtor's principal place of business. The Secured Party shall have the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Code is in effect in the jurisdiction where the rights and remedies are asserted). In addition, with respect to the Collateral, or any part there-of, which shall then be or shall thereafter come into the possession or custody of the Secured Party or any of its agents, the Secured Party may sell or cause to be sold in one or more sales or parcels, at such price as the Secured Party may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or




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place of sale (except such notice as is required by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of the Debtor, any such demand, notice or right and equity being hereby expressly waived and released. The Debtor shall pay to the Secured Party all expenses (including expense for legal services of every kind) of, or incidental to, the enforcement of any of the provisions of this Agreement or of any Indebtedness, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect thereof, by litigation or otherwise; and all such expenses shall be Indebtedness within the terms of this Agreement. The Secured Party, at any time, at its option, may apply the net cash receipts from the Collateral to the payment of principal of and/or interest on any of the Indebtedness, whether or not then due, making proper rebate of interest or discount. Notwithstanding that the Secured Party, whether in its own behalf and/or on behalf of another or others, may continue to hold the Collateral and regardless of the value thereof, the Debtor shall be and remain liable for the payment in full, principal and interest, of any balance of the Indebtedness and expenses at any time unpaid.

               C. If the Debtor has made any false or misleading representation or warranty to the Secured Party; or if the Indebtedness is not paid when due, whether upon acceleration or otherwise; or if Debtor shall default in the performance of any of its agreements made hereunder to the Secured Party; or if Debtor defaults in the performance of any of its agreements made in any written instrument or document delivered to the Secured Party (other than with respect to the payment of the Indebtedness), whether prior to, simultaneously with or after the date of this Agreement, which default is not cured within five (5) days after notice thereof by the Secured Party; or the Debtor shall become insolvent (however such insolvency may be evidenced), commit any act of bankruptcy or make a general assignment for the benefit of creditors; or if the Debtor shall suspend the transaction of its usual business; or any proceeding, procedure or remedy supplementary to or in enforcement of judgment shall be resorted to or commenced against, on or with respect to any property of, the Debtor; or if a petition in bankruptcy or for any relief under any law




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relating to the relief debtors, readjustment of indebtedness, reorganization, composition or extension shall be filed, or any proceeding shall be instituted under any such law, by or against the Debtor; or if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property of, or assume control over the affairs or operations of, or a receiver shall be appointed for any substantial part of the property of, or a writ or order of attachment or garnishment shall be issued or made against any of the property of, the Debtor; or if the Debtor shall be a party to any merger or consolidation without the written consent of the Secured Party, which shall not be unreasonably withheld; then, and in any such event, the Debtor shall be deemed to be in default under this Agreement and the Secured Party shall have all the rights, remedies and privileges with respect to repossession, retention and sale of the Collateral and disposition of the proceeds as set forth herein and as accorded by the applicable sections of the Uniform Commercial Code respecting "Default".

               D. Upon a default, in addition to any other remedies which may be available, the Secured Party, or its designee, at the Debtor's cost and expense, may exercise at any time all or any of the following powers which, being coupled with an interest, shall be irrevocable until all Indebtedness has been paid in full:

                    (i) To receive, take, endorse, assign and deliver in the name of the Secured Party, or of the Debtor, any and all checks, notes, drafts, and other instruments;

                   (ii) To receive, open and dispose of all mail addressed to the Debtor, and to notify postal authorities to change the address for delivery thereto to such address as the Secured Party may designate; and

                  (iii) To notify persons of the Secured Party's interest in the Collateral and request that any persons owing money to the Debtor make payment directly to the Secured Party.

               E. The Secured Party may assign, transfer and/or deliver to any transferee of any of the Indebtedness any or all of the Collateral, to the extent that such Collateral may be in the possession of the Secured Party, and thereafter shall be fully discharged from all responsibility with respect to the Collateral so assigned,




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transferred and/or delivered.  Such transferee shall be vested with all the powers and rights of the Secured Party hereunder with respect to such Collateral, but the Secured Party shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned or transferred. No delay on the part of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude any other or further exercise thereof or the exercise of any other power or right. The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which the Secured Party may otherwise have. The Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Indebtedness or the Collateral and, after a default hereunder, any and all other notices and demands whatsoever, whether or not relating to such instruments.

               F. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

          7.  Notes.  Notes, if any, executed in connection with this Agreement,
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are separate instruments and may be negotiated by the Secured Party without releasing the Debtor or the Collateral. The Debtor consents to any extension of time of payment.

          8.  Notices.  Notices shall be in writing and shall be delivered
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personally or by mail addressed to the party at the address herein set forth or otherwise designated in writing.

          9.  Termination.  When the Indebtedness shall have been paid or
              -----------
otherwise satisfied in full, this Agreement shall terminate and the Secured Party shall forthwith assign, transfer and deliver to the Debtor, or its designee, without representation, warranty or recourse, against appropriate receipt, the Collateral then held by it in pledge hereunder and shall forthwith deliver to the Debtor appropriate termination notices to file in appropriate jurisdictions to evidence the termination of the Secured Party's security interest set forth herein in the Collateral. Upon the failure of the Secured Party to comply with the provisions of this Section 9 after notice thereof to the Secured Party, the Debtor is hereby appointed the attorney-in-fact for the Secured Party, with full power of




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substitution, for the purpose of carrying out the provisions of this Section 9.

          10.  Additional Instruments and Assurances.  The Debtor agrees to
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promptly execute and deliver, from time to time, any and all further, or other, instruments, and to perform such acts, as the Secured Party may reasonably request to effect the purposes of this Agreement and to secure to the Secured Party, and to all persons who may from time to time be holders of any of the Indebtedness, the benefits of all rights, authorities and remedies conferred upon the Secured Party by the terms of this Agreement.

          11.  Benefit.  This Agreement shall be binding upon the Debtor and its
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successors and assigns including, but not limited to, any corporation which may acquire all or substantially all of their assets and business or with which or into which they may be consolidated or merged. This Agreement is for the benefit of all future holders of the Indebtedness, any of whom shall, without further act, become a party hereto by becoming a holder of Indebtedness.

          12.  Waiver, Modification or Cancellation.  Any waiver, alteration or
               ------------------------------------
modification of any of the provisions of this Agreement or cancellation or replacement of this Agreement shall not be valid unless in writing and signed by the parties hereto.

          13.  Entire Agreement.  This Agreement supersedes any and all other
               ----------------
agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof and contains all of the covenants, agreements, representations and other valid statements between the parties with respect to such matter. Each party to this Agreement acknowledges that no representations, inducements, promises or statements, orally or otherwise, have been made with respect to this Agreement and the subject hereof by any party hereto or anyone acting on behalf of any party hereto which are not embodied herein and agrees that no other agreement, covenant, representation, inducement, promise or statement with respect to the subject matter hereof not set forth in writing in this Agreement shall be valid or binding.

          14.  Applicable Law.  This Agreement shall be construed in accordance
               --------------
with the laws of the State of New Jersey and, with respect to the right of the Secured Party to dispose of the Collateral after default, in




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accordance with the laws of the various jurisdictions where the Collateral is or may be located at such time.

          IN WITNESS WHEREOF, the parties have executed this Agreement at Rockaway, New Jersey, the day and year first above written.

RTI INC.                                SOUTH JERSEY PROCESS
                                         TECHNOLOGY, INC.



By:R. STEPHEN MAICO                     By: R. STEPHEN MAICO
   -----------------                       ------------------
     R. Stephen Maico                   R. Stephen Maico
     Vice President                     Vice President


                         FRELLUM CORPORATION



                         By: ROBERT C. SABIN
                            ----------------
                              Robert C. Sabin
                              Treasurer




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